UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 25, 2016

EYEGATE PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-36672	98-0443284
(Commission File Number)	(IRS Employer Identification No.)

271 Waverley Oaks Road Suite 108 Waltham, MA	02452
(Address of principal executive offices)	(Zip Code)

(781) 788-9043

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 25, 2016 (the “Effective Date”), the Compensation Committee of the Board of Directors (the “Committee”) of EyeGate Pharmaceuticals, Inc. (the “Company”) appointed Ryan R. Brenneman as Chief Financial Officer of the Company. Following his appointment, Mr. Brenneman serves as the Company’s principal financial officer and principal accounting officer.

Prior to joining EyeGate, Mr. Brenneman, age 55, served as Senior Vice President and Chief Accounting Officer at CYS Investments, Inc., a NYSE-listed real estate investment trust (REIT) and mortgage-backed securities asset manager, from 2014 to 2015, where he was responsible for financial accounting, financial and SEC reporting, accounting policy and management reporting and financial analysis. Mr. Brenneman served as a chief financial officer consultant for several clients between 2012 and 2014. Previously, he served as Managing Director and Chief Accounting Officer at First Marblehead Corporation, a financial services company specializing in student loan origination and securitization services, from 2011 to 2012. Mr. Brenneman also spent four years at Freddie Mac, a real estate mortgage and securities asset manager, where he served as Controller – Multifamily Accounting from 2009 to 2011 and Controller – Investments and Capital Markets Accounting from 2007 to 2009. He has also held senior-level finance positions at organizations including Booz Allen Hamilton, Protiviti, Inc., InterSystems Corporation and NerveWire, Inc.

Mr. Brenneman holds a J.D. from Georgetown University, a Masters in Accountancy from George Washington University, an M.S. in Public Policy and Administration from the London School of Economics and an A.B. (cum laude) in Government from Bowdoin College. He is a licensed CPA in the District of Columbia and currently serves as an Adjunct Professor of Accounting at Brandeis University.

On the Effective Date, the Company entered into an offer letter with Mr. Brenneman. Pursuant to this letter, Mr. Brenneman will receive an annual base salary of $250,000 and is entitled to receive a bonus of up to 30% of his annual base salary for the applicable fiscal year. Mr. Brenneman also received an option to purchase 41,732 shares of the Company’s common stock issued under the Company’s 2014 Equity Incentive Plan, which will become exercisable with respect to one-third (1/3) of the shares on the first anniversary of the Effective Date and with respect to the remaining shares in equal amounts during the 24 months following such anniversary, subject, in each case, to Mr. Brenneman’s continued employment with the Company. Additionally, Mr. Brenneman will be eligible to receive an option to purchase 20,866 shares of the Company’s common stock issued under the Company’s 2014 Equity Incentive Plan within two years of the Effective Date based on performance, in the discretion of the Committee.

The foregoing description of Mr. Brenneman’s offer letter is a summary and does not purport to be complete. Such description is qualified in its entirety by reference to the text of the offer letter, which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

There are no related party transactions between the Company and Mr. Brenneman, and Mr. Brenneman is neither related to, nor does he have any relationship with, any existing member of the Board or any executive officer of the Company.

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Item 7.01.	Regulation FD Disclosure.

On April 26, 2016, the Company announced that it will present four poster presentations relating to the Company’s ongoing development of its proprietary cross-linked hyaluronic acid polymer (CMHA-S) technology on May 1, 2016 at the 2016 Annual Meeting of the Association for Research in Vision and Ophthalmology (ARVO).

The Company hereby furnishes the four poster presentations as Exhibits 99.1, 99.2, 99.3 and 99.4 to this Current Report on Form 8-K.

The information furnished pursuant to Item 7.01, including Exhibits 99.1, 99.2, 99.3 and 99.4, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates it by reference.

The information furnished in this report, including Exhibits 99.1, 99.2, 99.3, 99.4, 99.5 and 99.6, shall not be deemed to constitute an admission that such information or exhibit is required to be furnished pursuant to Regulation FD or that such information or exhibit contains material information that is not otherwise publicly available. In addition, the Company does not assume any obligation to update such information or exhibit in the future.

Item 8.01.	Other Events.

CFO Appointment Press Release

On April 27, 2016, the Company issued a press release announcing the appointment of Mr. Brenneman. A copy of the press release is furnished herewith as Exhibit 99.5.

ARVO Presentation Press Release

On April 26, 2016, the Company issued a press release announcing the poster presentations at the ARVO meeting. A copy of the press release is furnished herewith as Exhibit 99.6.

The information furnished pursuant to Item 8.01, including Exhibits 99.5 and 99.6, shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act and will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates it by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The Company hereby files or furnishes, as applicable, the following exhibits:

10.1	Offer Letter between the Company and Ryan R. Brenneman, dated as of April 25, 2016.
99.1	Poster Presentation of the Company.
99.2	Poster Presentation of the Company.
99.3	Poster Presentation of the Company.
99.4	Poster Presentation of the Company.
99.5	Press Release of the Company regarding CFO Appointment.
99.6	Press Release of the Company regarding Poster Presentations.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EYEGATE PHARMACEUTICALS, INC.

By:	/s/ Stephen From
Stephen From
President and Chief Executive Officer

Date: April 29, 2016

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Exhibit Index

10.1	Offer Letter between the Company and Ryan R. Brenneman, dated as of April 25, 2016.
99.1	Poster Presentation of the Company.
99.2	Poster Presentation of the Company.
99.3	Poster Presentation of the Company.
99.4	Poster Presentation of the Company.
99.5	Press Release of the Company regarding CFO Appointment.
99.6	Press Release of the Company regarding Poster Presentations.

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